UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2014

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

New Employment Agreement with President and Chief Executive Officer

On October 22, 2014, Catalent, Inc. (the “Company”) and John R. Chiminski, the Company’s President and Chief Executive Officer, entered into a new employment agreement (the “Employment Agreement”), dated October 22, 2014 (the “Effective Date”). The Employment Agreement replaces Mr. Chiminski’s employment agreement with Catalent Pharma Solutions, Inc. and PTS Holdings Corp. (n/k/a Catalent, Inc.), dated February 23, 2009, as amended by the letter agreements dated October 30, 2009, June 29, 2010 and December 12, 2011 (the “Prior Agreement”), the initial term of which was scheduled to end on December 11, 2014.

The Employment Agreement provides for an initial term of three years commencing on the Effective Date, which initial term will be automatically extended for successive one-year periods thereafter unless one of the parties provides the other with written notice of non-renewal at least sixty days prior to the end of the applicable term.

The Employment Agreement has substantially similar terms as the Prior Agreement, the material terms of which are described on pages 133-134 and pages 141-142 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, filed with the SEC on September 8, 2014 (the “Form 10-K”), which description is hereby incorporated by reference, except as follows: (1) Mr. Chiminski is entitled to an increased annual base salary of $975,000, effective as of the Effective Date, which may be increased from time to time at the sole direction of the Board of Directors of the Company; (2) Mr. Chiminski is eligible to earn an annual cash bonus under the Catalent, Inc. 2014 Omnibus Incentive Plan (the “Plan”) with a target amount equal to $1,500,000 and with a maximum of $2,000,000, which bonus will be calculated using the same methodology as applies to other named executive officers of the Company and its subsidiaries, however, with respect to the 2015 fiscal year, the annual cash bonus will be determined as follows: (a) the portion of the annual cash bonus, if any, that relates to Mr. Chiminski’s employment from July 1, 2014 through the day immediately prior to the Effective Date will be calculated (x) based on a target amount equal to $1,000,000 and (y) using the same methodology used to calculate Mr. Chiminski’s annual bonus in respect of the 2014 fiscal year and (b) the portion of the annual cash bonus, if any, that relates to Mr. Chiminski’s employment from the Effective Date through the last day of the 2015 fiscal year will be calculated based on a target amount equal to $1,500,000; (3) Mr. Chiminski will continue to be entitled to reimbursement during the term of his employment for the reasonable cost of premiums for an executive life insurance policy and financial services/planning (each not to exceed $15,000 per calendar year in the aggregate), however, unlike the Prior Agreement, such reimbursement will no longer be on a tax grossed-up basis; (4) also unlike the Prior Agreement, Mr. Chiminski is no longer entitled to receive any tax gross-up payments in the event any payments to him are subject to golden parachute excise taxes in connection with a change in control; and (5) Mr. Chiminski is subject to the same restrictive covenants as under the Prior Agreement, with the exception that he may not solicit, on his own behalf or on behalf of a competitor, the business of any client or prospective client while employed and for a one year period, instead of the two year period provided under the Prior Agreement, following termination of employment for any reason.

Equity-Based Awards

In addition to the foregoing, the Employment Agreement provides that Mr. Chiminski is entitled to new grants of equity-based awards in accordance with and pursuant to the terms of the Plan, (1) in connection with the commencement of the Employment Agreement, with a grant date value equal to $950,000 (the “Fiscal 2015 Award”), and (2) subject to Mr. Chiminski’s continued employment through the grant date, in respect of the 2016 fiscal year, with a value equal to $3,600,000 on the date of grant. The grants are expected to be a mix of performance share units, stock options and restricted stock units with 50%, 30% and 20% weightings, respectively, and subject to the same terms and conditions as equity-based awards have been allocated under the Plan to other senior executives of the Company and its subsidiaries.

On October 23, 2014, the Company granted the Fiscal 2015 Award to Mr. Chiminski in the form of 19,580 performance share units, 39,160 stock options and 7,832 restricted stock units. The Fiscal 2015 Award is subject to the same terms and conditions as the equity-based awards granted to certain officers and employees in connection with the Company’s initial public offering, the material terms of which are described on pages 126-128 of the Form 10-K, which description is hereby incorporated by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibit is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Employment Agreement, dated October 22, 2014, by and between Catalent, Inc. and John R. Chiminski.

99.1	The description of Mr. Chiminski’s prior employment agreement with Catalent Pharma Solutions, Inc. and PTS Holdings Corp. (n/k/a Catalent, Inc.), dated February 23, 2009, as amended by the letter agreements dated October 30, 2009, June 29, 2010 and December 12, 2011 appearing on pages 133-134 and pages 141-142 of the Company’s Annual Report on Form 10-K filed with the SEC on September 8, 2014 is incorporated by reference herein.

99.2	The description of the equity-based awards granted to certain officers and employees in connection with the Company’s initial public offering appearing on pages 126-128 of the Company’s Annual Report on Form 10-K filed with the SEC on September 8, 2014 is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven Fasman
Name:	Steven Fasman
Title:	Senior Vice President, General Counsel and Secretary

Dated: October 24, 2014

EXHIBIT LIST

Exhibit No.	Description

10.1	Employment Agreement, dated October 22, 2014, by and between Catalent, Inc. and John R. Chiminski.

99.1	The description of Mr. Chiminski’s prior employment agreement with Catalent Pharma Solutions, Inc. and PTS Holdings Corp. (n/k/a Catalent, Inc.), dated February 23, 2009, as amended by the letter agreements dated October 30, 2009, June 29, 2010 and December 12, 2011 appearing on pages 133-134 and pages 141-142 of the Company’s Annual Report on Form 10-K filed with the SEC on September 8, 2014 is incorporated by reference herein.

99.2	The description of the equity-based awards granted to certain officers and employees in connection with the Company’s initial public offering appearing on pages 126-128 of the Company’s Annual Report on Form 10-K filed with the SEC on September 8, 2014 is incorporated by reference herein.